Exhibit 10.3

Execution Version

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO. 3

Date: February 8, 2026	Change Order No. 3
Reference: Scope Additions, Deletions and Modifications

Documents: PQ-PRM-KZV-VGL-LET-00534-24, PQ-PRM-KZV-VGL-LET-00794-25,PQ-PRM-KZV-VGL-LET-00696-25, PQ-PRM-KZV-VGL-LET-00676-25, PQ-PRM-KZV-VGL-LET-00793-25, PQ-PRM-KZV-VGL-LET-00815-25, PQ-PRM-KZV-VGL-LET-00816-25, and PQ-PRM-KZV-VGL-LET-0829-25.

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas (the “Contractor”), hereby agree to the following change to that certain Amended and Restated Engineering, Procurement and Construction Agreement, dated as of April 7, 2025, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the changes set forth herein do not relieve Contractor of its responsibilities set forth in the Agreement.
Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the changes described herein,

)
and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.
Scope:
Exhibit A (Scope of Work; Applicable Codes and Standards) of the Agreement is hereby amended as follows:
(1) The items listed in Table 1 below are incorporated in the scope of Work and further defined in the change proposals referenced therein and submitted by Contractor under the cover of the subject letter reference number. The scope of the activities described in the subject change proposals, notice references or Project Deviation Notices (PDN) listed in Table 1 are provided as reference as to the activities to be performed in this Change Order. Contractor shall perform all related Work noted in the subject Notice of Change letter referenced, to include, but not be limited to, any related PDNs listed herein even if not yet formally submitted to Owner, without exclusion.
Table 1

VG PCO No.	Notice Ref.	KZJVChange Proposal No.	KZJV Rev No.	KZJV PDN No.	Description	Approved Change Amount
[***]	[***]	[***]	[***]	[***]	Flare Area DOR Descope (Rev 1) - Phase 2	[***]
[***]	[***]	[***]	[***]	[***]	Supplemental Power Plans - Phase 2	[***]
[***]	[***]	[***]	[***]	[***]	Stack Removal and Erection – Phase 2	[***]
[***]	[***]	[***]	[***]	[***]	Site Security De-scope	[***]
[***]	[***]	[***]	[***]	[***]	Insulation Subcontracts Reassignment - Phase 2	[***]
[***]	[***]	[***]	[***]	[***]	Force Majeure Tornado – Phase 2	[***]
[***]	[***]	[***]	[***]	[***]	LPS1 Gas Turbine Generator #2 configuration – Phase 2	[***]

)

[***]	[***]	[***]	[***]	[***]	WBS T2Z0 Transfer of Scope of Work – Phase 2	[***]
					TOTAL	[***]

Price:
This Change Order shall be incorporated into the Project forecast.

Deliverable Schedule:
This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.
This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.
[Signatures on the following page.]

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC	KZJV LLC
By: /s/ Keith Larson	By: /s/ Paul Fellows
Name: Keith Larson	Name: Paul Fellows
Title: General Counsel and Secretary	Title: Manager

By: /s/ Bruce Beall
Name: Bruce Beall
Title: Manager